SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                        the Securities Exchange Act 1934




Date of Report:  July 31, 1996



                           TITAN PHARMACEUTICALS, INC.
- --------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)


                                    DELAWARE
- --------------------------------------------------------------------------------
                 (State of other jurisdiction of incorporation)


       27436                                           94-3171940
- ------------------------                      ---------------------------------
(Commission File Number)                      (IRS Employer Identification No.)


400 OYSTER POINT BLVD., SUITE 505, SOUTH SAN FRANCISCO, CALIFORNIA      94080
- ------------------------------------------------------------------------------
(Address of principal executive offices)                            (Zip Code)


Registrant's telephone no. including area code:  (415) 244-4990
                                                 --------------

Item 5.           OTHER EVENTS

           Titan Pharmaceuticals, Inc. (Nasdaq NM: TTNP, TTNPU AND TTNPW), announced on August 2, 1996 that it completed the sale of units composed of an aggregate of 1,536,000 shares of its Common Stock, par value $.001 per share (the "Shares"), and 1,536,000 redeemable Class A Warrants of Titan (the "Warrants") in a private placement to accredited investors for aggregate net proceeds of approximately $14,000,000, after deducting placement agent fees and expenses and other costs related to the offering. Titan anticipates using the net proceeds of the offering to fund research and development activities and for working capital.

         Titan has agreed to use its best efforts to effect the registration of such securities under the Securities Act of 1933, as amended, by December 1, 1996.


Item 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)               EXHIBITS

                  Exhibit 20 - News Release of the Registrant dated August 2, 1996.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          TITAN PHARMACEUTICALS, INC.



                                           By:   /S/ LOUIS R. BUCALO
                                                 Louis R. Bucalo, M.D.
                                                 President and Chief Executive
                                                 Officer


Dated: August 2, 1996

                                  EXHIBIT INDEX


20                News Release of the Registrant dated August 2, 1996.

                                   EXHIBIT 20

          TITAN PHARMACEUTICALS COMPLETES $16,000,000 PRIVATE PLACEMENT


South San Francisco, CA, August 2, 1996 -- Titan Pharmaceuticals, Inc. (Nasdaq
NM: TTNP, TTNPU AND TTNPW) , announced today that it completed the sale of units composed of an aggregate of 1,536,000 shares of its Common Stock, par value $.001 per share (the "Shares"), and 1,536,000 redeemable Class A Warrants of Titan (the "Warrants") in a private placement to accredited investors for aggregate net proceeds of approximately $14,000,000, after deducting placement agent fees and expenses and other costs related to the offering. Titan anticipates using the net proceeds of the offering to fund research and development activities and for working capital.

Titan has agreed to use its best efforts to effect the registration of such securities under the Securities Act of 1933, as amended, by December 1, 1996.

The securities sold in this private placement have not been registered under the Securities Act of 1933, as amended, and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

Titan Pharmaceuticals is a biopharmaceutical company developing proprietary therapeutics for the treatment of cancer, nervous system disorders and other serious and life-threatening diseases. The Company's operations are currently conducted through five operating companies: Ansan (Nasdaq:
ANSN, ANSNU), Ingenex, Theracell, ProNeura and Ascalon.


CONTACT:          Company:
                  Louis R. Bucalo, M.D.
                  CEO & President
                  Titan Pharmaceuticals, Inc.
                  415-244-4990
                           or
                  Investor Contact:
                  Jonathan Fassberg
                  Lippert/Heilshorn
                  212-838-3777


                                       -6-